UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Suite 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Material Agreements

On July 8, 2021, Jupiter Wellness, Inc. (the "Company") entered into a license agreement (the "License Agreement") with Applied Biology, Inc., a California corporation ("AB”), granting the Company the exclusive license to manufacture and sell AB’s proprietary product, Photocil™, a topical cream that provides clinically-proven relief for Psoriasis, Vitiligo and Atopic Dermatitis. Under the terms of the License Agreement, the Company has use of the copyrights, patents, technology, know-how, trademarks and trade-secrets of AB related to the use of Photocil™. The Company has the exclusive right to use the IP (including US Patent number 10,111,821) solely in connection with the manufacture, marketing, advertising, promotion and distribution of Photocil™ for the treatment of skin conditions including Psoriasis and Vitiligo.

The License Agreement became effective on July 8, 2021, and shall continue for an initial term of five (5) years, and shall automatically renew for successive one (1) year periods unless either party gives the other written notice of its intent not to renew at least thirty (30) days prior to the expiration of the initial term or any subsequent term.

As consideration, the Company will pay AB $150,000 cash and issue $150,000-worth of the Company's common stock (the “AB Shares”).

The License Agreement allows the Company to offer additional treatments to patients suffering from skin ailments and AM/PM or combination therapy.

The above is just a summary of the terms of the License Agreement and is qualified by the actual license Agreement which is filed as Exhibit 10.1 and incorporated by reference in its entirety.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure

On July 9, 2021, the Company issued a press release announcing the License Agreement (the “Press Release”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1 99.1	License Agreement, dated July 8, 2021 Press Release, dated July 9, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

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